 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2024

Concord Acquisition Corp II

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40773 (Commission File Number)	86-2171101 (I.R.S. Employer Identification No.)

477 Madison Avenue New York, NY (Address of principal executive offices)	10022 (Zip Code)

(212) 883-4330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	CNDA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CNDA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CNDA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Form of Non-Redemption Agreement

On May 15, 2024, Concord Acquisition Corp II (the “Company”) filed a definitive proxy statement on Schedule 14A (File No: 001-40773) (“Proxy Statement”) for the purposes of calling a special meeting of the Company’s stockholders (the “Meeting”) to approve, among other proposals, an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which it has to consummate an initial business combination from June 3, 2024 to March 3, 2025 (the “Extension,” such proposal, the “Extension Proposal”).

In connection with the Meeting, the Company and Concord Sponsor Group II LLC (the “Sponsor”) intend to enter into non-redemption agreements (“Non-Redemption Agreements”) with one or more unaffiliated third-party stockholders of the Company in exchange for such stockholders agreeing to not redeem a to-be-determined number of shares of Class A common stock (“Non-Redeemed Shares”) at the Meeting. In exchange for the foregoing commitment to the Company to not redeem the Non-Redeemed Shares, the Company anticipates agreeing to issue, or cause to be issued, to such stockholders, for every 150,000 Non-Redeemed Shares, 18,750 shares of Class A common stock for the first six months of extension, and 2,250 additional shares of Class A common stock for each additional month of extension, up to three additional months (such shares, the “Promote Shares”), upon closing of the initial business combination, and the Sponsor anticipates agreeing to surrender and forfeit, for no consideration, a number of shares of Class B common stock, par value $0.0001 per share, of the Company equal to the number of Promote Shares upon closing of the initial business combination. The Non-Redemption Agreements, if entered into, are not expected to increase the likelihood that the Extension Proposal is approved by the Company’s stockholders, but are expected to increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Meeting. The Company and the Sponsor may enter into additional, similar non-redemption agreements in connection with the Meeting.

The Non-Redemption Agreements shall terminate on the earlier of (i) the failure of the Company’s stockholders to approve the Extension at the Meeting, (ii) the Company’s determination not to proceed with the Extension, (iii) the fulfillment of all obligations of parties to the Non-Redemption Agreements, (iv) the liquidation or dissolution of the Company, (v) the mutual written agreement of the parties or (vi) if the applicable stockholder exercises its redemption rights with respect to any Non-Redeemed Shares in connection with the Meeting and such Non-Redeemed Shares are actually redeemed.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Postponement of the Meeting

On May 24, 2024, the Company determined to postpone the Meeting from the previously scheduled date of Thursday, May 30, 2024.

The Meeting will now be held on Friday, May 31, at 11:00 a.m. Eastern Time. There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Meeting.

Holders of the Company's Class A common stock are entitled to request that the Company redeem all or a portion of their shares for cash in connection with the Meeting until 5:00 p.m., Eastern Time, on Wednesday, May 29, 2024 (two business days prior to the Meeting).

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, stockholder approval of the proposals at the Meeting, the Company’s inability to complete an initial business combination within the required time period, the amount of funds that may be available in the Company’s trust account following the Extension, if approved, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”), including the Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, in each case under the heading “Risk Factors,” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the approval of the Extension Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Proxy Statement, which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Proposal. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, CNDA.info@investor.morrowsodali.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD ACQUISITION CORP Ii

By:	/s/ Jeff Tuder
Name: Jeff Tuder
Title: Chief Executive Officer

Date: May 24, 2024